BRANDES
                                     [Logo]

                                    Brandes
                                 Institutional
                                 International
                                     Equity
                                      Fund


                                             , 1996

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

      SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED NOVEMBER 14, 1996

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                             12750 High Bluff Drive
                               San Diego, CA 92130
                                 (619) 755-0239

     The BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "Fund") is a mutual fund which seeks to achieve long-term capital appreciation by investing principally in equity securities of foreign issuers. The Fund invests primarily in equity securities of companies with market capitalizations greater than $1 billion. Brandes Investment Partners, L.P. (the "Advisor") serves as investment advisor to the Fund.

     The Fund is not insured or guaranteed by the U.S. Government or any other person.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Brandes Investment Trust. A Statement of Additional Information dated , 1996, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge by calling the number listed above or upon written request to the Fund at the address given above.

                                TABLE OF CONTENTS

   Expense Table........................................................    2
   Investment Objective, Policies and Risks.............................    3
   Other Securities and Investment Techniques and Risks.................    6
   Investment Restrictions..............................................    9
   Organization and Management..........................................    9
   Purchases............................................................   10
   Shareholder Services.................................................   13
   Redeeming Shares.....................................................   13
   Dividends, Distributions and Tax Status..............................   15
   Performance Information..............................................   16
   Prior Performance of the Advisor.....................................   16
   General Information..................................................   17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Prospectus dated             , 1996

     The BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "Fund") is a diversified series of Brandes Investment Trust ( the "Trust"), a registered open-end management investment company or mutual fund. The investment objective of the Fund is long-term capital appreciation. The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. If a shareholder reduces its total investment in shares to less than $100,000, the investment may be subject to redemption. See "Redeeming Shares - Redemption of Small Accounts," page 14.

     Like all equity investments, an investment in the Fund involves certain risks. The value of the Fund's shares will fluctuate with market conditions, and an investor's shares when redeemed may be worth more or less than their original cost. International investing, especially in small capitalization companies, also is subject to certain additional risks, which are described on page 4. The Fund may invest in certain options and stock index futures transactions, which may be regarded as transactions in derivative securities that involve special risks. These transactions and the related risks are described under "Options" and "Stock Index Futures" at pages 7 and 8 of the prospectus.

                                 EXPENSE TABLE

     Expenses are among several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. The expenses are estimated for the Fund's first year of operations. Actual expenses in the future may be more or less than those shown.

                                                                   Institutional
                                                                   International
Shareholder Transaction Expenses                                    Equity Fund
                                                                    -----------
Maximum sales charge on purchases (as % of offering price)             None
Sales charge on reinvested dividends                                   None
Maximum contingent deferred sales charge
     (as % of redemption proceeds)                                     None
Redemption fee                                                         None

Total Annual Fund Operating Expenses
     (as a % of average net assets)
Management fees                                                        1.00%
Other expenses (after reimbursement)                                   0.20%
                                                                     -------
Total operating expenses (after reimbursement)(1)                      1.20%
                                                                     =======

(1)The Advisor has voluntarily agreed to reimburse the Fund through at least October 31, 1997 to ensure that the Fund's total operating expenses will not exceed the percentage set forth above. Shareholders will receive 30 days notice prior to any change in this policy. In the absence of this reimbursement, "Other expenses" of the Fund would be estimated to be .78%, and "Total operating expenses" would be estimated to be 1.78%. To the extent that the Advisor reimburses the Fund, the Fund will, repay the Advisor when operating expenses (before reimbursement) are less than the expense limitation. Thus, overall operating expenses in the future may not fall below the expense limitation until the Advisor has been fully repaid for of its reimbursements to the Fund; see "Operating Expenses; Expense Limitation," page 10.

     The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information regarding costs and expenses, see "Organization and Management," page 9.
2

Example of Effect of Fund Expenses                                             One Year       Three Years
                                                                               --------       -----------
     An investor would directly or indirectly pay the following expenses
on a $1,000 investment in the Fund, assuming a 5% annual return:                 $12              $38

     The Example shown above should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. In addition, although federal regulations require use of an assumed 5% annual return in preparing the Example, the Fund's actual return may be higher or lower. See "Organization and Management," page 9.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund has the investment objective of long-term capital appreciation, and the Fund seeks to achieve its objective by investing principally in equity securities of foreign issuers. No assurance can be given that the Fund will achieve its investment objective. Brandes Investment Partners, L.P. serves as investment advisor to the Fund.

International Investing

     During the past decade, there has been significant growth in foreign capital markets. Because of this growth, nearly two-thirds of the world's equity value is located outside of the United States. Accordingly, the Advisor believes that significant investment opportunities exist throughout the world.

     The Fund normally invests at least 65% of its total assets in equity securities of foreign issuers with market capitalizations greater than $1 billion. However, the Fund may invest up to 25% of its total assets in small capitalization companies, i.e., those with market capitalizations of $1 billion or less. Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors. However, small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities or larger, more established companies, both because the securities typically are traded in lower value and because the issuers typically are more subject to changes in earnings and prospects.

     Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located in at least three countries other than the United States. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia and Asia. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. It is anticipated that securities generally will be purchased in the form of common stock, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs, which may be sponsored or unsponsored, are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. The issuers of securities underlying unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, accordingly, there may not be a correlation between such information and the market value of the Depositary Receipts.

     In seeking out foreign securities for purchase, the Advisor does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Advisor may choose not to invest the Fund's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Advisor may invest the Fund's assets in countries whose representation in such an index may be small or non-existent. The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.

     The Advisor will apply the principles of value investing in the analysis and selection of securities of foreign companies for the Fund's investment portfolios.

Value Investing

     The Advisor is committed to the use of the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis. Utilizing this philosophy, the Advisor views stocks as parts of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are well below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be considerably below their intrinsic value, the Advisor believes it can buy not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

     In estimating a company's true long-term value, the Advisor uses sources of information such as company reports, filings with the Securities and Exchange Commission (the "SEC"), computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. The Advisor's analysis is focused on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the price of the stock. If the price is substantially lower than the estimated intrinsic value, the stock may be purchased. The Advisor believes that the margin between current price and estimated intrinsic value should provide a margin of safety against price declines. In addition, over a business cycle of three to five years, the Advisor believes the market should begin to recognize the company's value and drive its price up toward its intrinsic value. As a result, the investor could realize profits. Of course, there can be no assurance that companies selected using the value investing approach will generate profits or that the Advisor's assessment of intrinsic value will be correct.

Risks of International Investing

     Investments in foreign securities involve special risks. These include currency fluctuations, a risk which was not addressed by Graham and Dodd, whose work focused on U.S. stocks. The Advisor has applied the value method of stock selection to foreign securities. By looking outside the U.S. for investment opportunities, the Advisor believes that the likelihood of finding undervalued companies is increased. The Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies, representing a number of currencies and countries, significantly affects portfolio performance. In having this ability to search world-wide for undervalued companies, rather than being limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without such risk.
4

     There are additional risks in international investing, including political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Fund.

Emerging Markets and Related Risks

     The Fund may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Advisor is generally considered a developing country by the international financial community.
Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

     Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable

U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund's incurring additional costs and delays in the transportation and custody of such securities.

              OTHER SECURITIES AND INVESTMENT TECHNIQUES AND RISKS

Short-Term Investments

     At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes, or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Advisor.

Repurchase Agreements

     Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above. A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. The majority of these transactions run from day to day and not more than seven days from the original purchase. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of bankruptcy or the default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Advisor will also consider the credit-worthiness of any bank or broker-dealer involved in repurchase agreements under procedures adopted by the Trust's Board of Trustees.

U.S. Government Securities

     The Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.
6

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

When-Issued Securities

     The Fund may  purchase  securities  on a  when-issued  or  delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the value of the securities or settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will segregate liquid assets, such as cash, U.S. Government securities and other liquid, high quality debt securities in an amount sufficient to meet its payment obligations with respect to these transactions.

Securities Lending

     The Fund may lend its securities in an amount not exceeding 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the opinion of the Advisor, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

Options

     The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement by the Fund, in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

     The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. A put option on a security is an agreement by the writer of the option, in exchange for a premium, to purchase the security from the Fund, if the option is exercised, at a specified price before a set date. The Fund may also sell put and call options in closing transactions.

     Special risks are associated with the use of options. There can be no guarantee of a correlation between price movements in the option and in the underlying securities or index. A lack of correlation could result in a loss on both the Fund's portfolio holdings and the option so that the Fund's return might have been better had the option not been purchased or sold. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position. The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

Stock Index Futures

     The Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund's securities. No more than 25% of the Fund's assets will be hedged.

     A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. If the Advisor expected general stock market prices to rise, it might purchase a stock index futures contract as a hedge against an increase in prices of particular equity securities it wanted ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. On the other hand, if the Advisor expected general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the futures contract.

     There is no assurance that it will be possible at any particular time to close a futures position. In the event that the Fund could not close a futures position and the value of the position declined, the Fund would be required to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Successful use of futures contracts is subject to the Advisor's ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.
8

Illiquid and Restricted Securities; Short Sales Against the Box

     The Fund may invest up to 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities which may be subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets. The Fund is permitted to engage in short sales "against the box." Such short sales are a method of locking in unrealized capital gains without current recognition of such gains.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objectives, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                          ORGANIZATION AND MANAGEMENT

     The Trust is organized as a Delaware business trust, and is registered as an open-end diversified management investment company. The Trust's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor, Distributor and Administrator. The Trust's officers conduct and supervise its daily business operations.

The Advisor

     The Advisor is a limited partnership organized in May 1995 as the successor to its general partner, Brandes Investment Partners, Inc., which was founded in 1974. As of September 30, 1996, the Advisor managed over $7.5 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes, who owns over 25% of the common stock of Brandes Investment Partners, Inc., serves as a Trustee of the Trust. The Advisor's offices are located at 12750 High Bluff Drive, San Diego, California 92130.

     Management Fee. Subject to the direction and control of the Trustees, the Advisor formulates and implements an investment program for the Fund, including determining which securities should be bought and sold. The Advisor also provides certain officers for the Trust. For its services, the Advisor receives a fee, accrued daily and paid monthly at the annual rate of 1.00% of average net assets.

     Managers of the Fund. The Fund is team-managed by the Advisor's Investment Committee, whose members are firm principals and/or portfolio managers. Current members of the Investment Committee are Charles H. Brandes, CFA; Walter J. Brown, CFA; Jeffrey A. Busby, CFA; Glenn R. Carlson, CFA; Douglas C. Edman; Robert J. Gallagher; Ann W. Humphreville; Marnelle A. Marchese, CFA; Jeffrey R. Meyer, CFA; William A. Pickering, CFA; Ann M. Priebe; and Brent V. Woods, J.D.

Operating Expenses; Expense Limitation

     The Fund is responsible for paying its operating expenses, including, but not limited to, management and administrative fees, legal and auditing fees, fees and expenses of its custodian, accounting services and shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees. However, the Advisor has voluntarily agreed through at least October 31, 1997 to limit the Fund's operating expenses to 1.20% of average net assets. Any such reductions made by the Advisor in its fees or reimbursement of expenses are subject to reimbursement by the Fund, provided that the Fund is able to effect such reimbursement while remaining within the expense limitation. Shareholders will receive 30 days prior notice in the event the Advisor determines not to maintain this voluntary limit in the future. The Board of Trustees has determined that it is possible, but not probable, that the Fund will be large enough in the future for the expense ratio to be sufficiently reduced to permit reimbursement of the Advisor.

Portfolio Transactions and Brokerage

     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. These factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of shares of the Fund as a factor in selecting broker-dealers for the Fund's portfolio transactions. The Advisor does not expect the portfolio turnover rate of the Fund to exceed, under normal conditions, 50% per year.

The Administrator

     Investment Company Administration Corporation (the "Administrator"), pursuant to an administration agreement with the Trust, supervises the overall administration of the Fund including, among other responsibilities, the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervision of other organizations that provide services to the Fund. Certain officers of the Trust may be provided by the Administrator. For its services, the Administrator receives a fee from the Trust at the annual rate of 0.10% of average net assets, subject to a minimum of $70,000 per year.

                                   PURCHASES

General

     Shares of the Fund are offered on a continuous basis only to certain institutional investors, including qualified retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the "Code"), "rabbi trusts," foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor. Shares may also be purchased by officers and employees of the Advisor, the Administrator and the Distributor and their immediate family members, as well as to certain other persons determined from time to time by the Distributor, including
10
investment advisors or financial planners or their clients, who may clear transactions through a broker-dealer, bank or trust company which may maintain an omnibus account with the Transfer Agent, (each of which may impose fees with respect to such transactions or accounts).

     Shares of the Fund are sold without a sales charge. The Fund's Distributor is Worldwide Value Distributors, Inc., an affiliate of the Advisor. The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. The minimum investment may be waived by the Distributor for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans with assets in excess of $10 million. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

Purchases through a Securities Dealer

     Shares of the Fund may be purchased through a securities dealer which has executed an agreement with the Distributor or the Fund (a "selected dealer") or directly from the Fund's Transfer Agent, [Insert name of Transfer Agent], acting as agent for a selected dealer. Shares are offered continuously at the public offering price (determined as described below) which is next computed (1) after the investor's selected dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by the Transfer Agent from the shareholder directly in proper form (which generally means a completed Application Form together with a negotiable check in U.S. dollars or a wire transfer of funds). The Fund and the Distributor reserve the right to refuse any order for the purchase of shares and to cancel an order for which payment is not received from a selected dealer by the third business day following the order. An order placed with a selected dealer may be subject to postage and handling charges imposed by the dealer.

Purchases through the Transfer Agent

     An investor who wishes to purchase shares of a Fund directly from the Transfer Agent may do so by completing the Application form (available from the Transfer Agent or a selected dealer) and mailing it to the Transfer Agent at the address shown on the Application Form. Payment may be made by a check that accompanies the Application Form, or it may be made by a wire transfer of funds, as described below. Subsequent investments may be made by mailing a check, together with the investment form from a recent account statement. Subsequent investments may also be made by wire, as described below.

Payment by Wire

     For  payment by wire of an initial  investment  in the Fund,  the  investor
should first call the  Transfer  Agent at (800)             between the hours of
9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading in order to receive an account number. The Transfer Agent will request the investor's name, address, tax identification number, amount being wired and wiring bank. The investor should then instruct the wiring bank to transfer funds by wire to: [Insert wiring instructions] , for credit to Brandes Institutional International Equity Fund, for further credit to [Investor's name and account number]. The investor should also ensure that the wiring bank includes the name of the Fund and the account number with the wire. If the funds are received by the Transfer Agent prior to the time that the Fund's net asset value is calculated, the funds will be invested on that day: otherwise, they will be invested on the next business day. Finally, the investor should write the account number provided by the Transfer Agent on the Application Form and mail the Form promptly to the Transfer Agent.

Subsequent Purchases

     To make a subsequent purchase by wire, the investor should call the Transfer Agent at (800) before the wire is sent. Failure to do so may cause the purchase to be delayed indefinitely. The investor should wire funds to the Transfer Agent, care of [Insert name of Transfer Agent], in the manner described above, including the name of the Fund and the investor's account number with the wire.

Retirement Plans

     Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the qualified retirement plan and any arrangements that the plan sponsor may have made for special processing services, including subaccounting.

Other

     Shares are credited to an investor's account, and certificates are generally not issued. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund's shares.

Purchasing with Securities

     In addition to cash purchases, shares of the Fund may be purchased by tendering payment "in-kind" in the form of securities, provided that any such securities are of the type which the Fund can or may legally purchase and consistent with the Fund's investment objective and policies, are acquired for investment and not for resale, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing and that such a purchase has been approved by the Advisor in its sole discretion.

Net Asset Value

     To determine the net asset value per share of the Fund, the current value of the Fund's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent. The Fund values its investments on the basis of their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.

     The Fund will calculate its net asset value once daily at the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on days that the Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
12

                              SHAREHOLDER SERVICES

Automatic Reinvestment

     Dividends and capital gain distributions are reinvested without any sales charge in additional shares unless indicated otherwise on the Application Form. A shareholder may elect to have dividends or capital gain distributions paid in cash.

Shareholder Reports

     Shareholders will receive an audited annual report and an unaudited semiannual report, both of which present the financial statements of the Fund.

                                REDEEMING SHARES

How to Redeem Shares

     Shares may be redeemed only by instructions from the registered owner of a shareholder account. Individuals who are participants in a retirement or other plan should direct redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and which is responsible for forwarding requests to the Transfer Agent.

     A shareholder may redeem shares of a Fund by contacting the shareholder's selected dealer. The selected dealer may arrange for the repurchase of the shares through the Fund's distributor at the net asset value next determined after receipt by the selected dealer of instructions from the shareholder. The dealer may charge the shareholder for this service. Shares held in street name must be redeemed through the dealer holding the shares.

     An investor may also redeem shares by mailing instructions to the Transfer Agent, [Insert name and mailing instructions of Transfer Agent], or by delivering instructions to the Transfer Agent at [Insert address of Transfer Agent]. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and the shareholder's name and account number. If a redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an "eligible guarantor," which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange. The price the shareholder will receive for the Fund shares redeemed is at the next determined net asset value for the shares after a completed redemption request is received by the Transfer Agent.

     Telephone Redemptions. A shareholder may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Application Form. Shares may then be redeemed by telephoning
the Transfer Agent at (800)       , between the hours of 9:00 a.m. and 4:00 p.m.

Eastern time on a day when the New York Stock Exchange is open for trading. Redemption requests received by the Transfer Agent before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading will be processed that day; otherwise processing will occur on the next business day. Institutional investors may also make special arrangements with the Transfer Agent for designating personnel of the investor who are authorized to place telephone redemption requests.

     Special Factors Regarding Telephone Redemptions. The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. Shareholders will be promptly notified of any refused request for a telephone redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege.

Redemption Payments

     Payment for redemptions will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund's net assets, or during any other period when the SEC, by order, so permits.

     Redemption proceeds are generally paid by check. However, at the shareholder's request, redemption proceeds of $300 or more may be wired by the Transfer Agent to the shareholder's bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and the shareholder's bank account number.

Redemption of Small Accounts

     If the value of a shareholder's investment falls below $100,000 because of shareholder redemption(s), the Fund may notify the shareholder, and if his investment value remains below $100,000 for a continuous 60-day period, the shares are subject to redemption by the Fund, and, if redeemed, the net asset value of those shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of the shares.

     The foregoing minimum account size requirements do not apply to shares held by employees of the Advisor or its affiliates. However, if the value of an account held by an employee of the Advisor or its affiliates falls below $5,000 because of shareholder redemption(s), the Fund may notify the shareholder, and if the account value remains below $5,000 for a continuous 60-day period, the shares in that account are subject to redemption by the Fund, and, if redeemed, the net asset value of those shares will be promptly paid to the shareholder.
14

     The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60-days' notice to shareholders.

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

Dividends and Distributions

     The Fund expects to pay income dividends annually. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more frequently.

     Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Tax Status

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to shareholders, the Fund will not be subject to any federal income or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

     The Trust may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if provisions of the Code relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends are not complied with by a shareholder. Any shareholder account without a tax identification number may be liquidated and distributed to the shareholder, net of withholding, after the sixtieth day of investment. In addition, dividends and capital gains distributions to foreign shareholders may be subject to U.S. withholding at a rate of up to 30%.

     Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%, which taxes would reduce the Fund's investment income. However, under certain circumstances shareholders may be able to claim credits against their U.S. taxes for
15
for such foreign taxes. The Trust will also notify shareholders each year as to the amounts available as credits.

     Additional  information  about  taxes  is set  forth  in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Fund.

                            PERFORMANCE INFORMATION

     From time to time, the Trust may publish the total return of the Fund in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the four most recent calendar quarters and over the period from the Fund's inception of operations. The Trust may also advertise aggregate and average total return information of the Fund over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     In addition to standardized return, performance advertisements and sales literature may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The Trust may also advertise relative rankings by mutual fund ranking services such as Lipper Analytical Services or Morningstar, Inc. The investment return and principal value of an investment in the Fund will fluctuate and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

                        PRIOR PERFORMANCE OF THE ADVISOR

     Set forth below are certain performance data provided by the Advisor relating to the composite of international equity accounts of clients of the Advisor. These accounts had the same investment objective as the Fund and were managed by the same team that will manage the Fund's securities, using substantially similar, though not in all cases identical, investment strategies, policies and techniques as those contemplated for use by the Fund. See "Investment, Objectives and Policies." The data are provided to illustrate the past performance of the Advisor in managing similar accounts as measured against the Morgan Stanley Capital International (MSCI) EAFE Index, a standard international equity investment benchmark. The data below do not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor.
16

     The accounts that are included in the Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 (the "1940 Act"). Consequently, the performance results for the Advisor's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies.

                                         For Periods ended June 30, 1996
                                         -------------------------------

                                  Five Years         Three Years        One Year
                                  ----------         -----------        --------
Annualized Total Return*:

Advisor's Composite                 16.41%             13.37%            13.30%
MSCI EAFE**                          9.99%             10.45%            13.28%

*Investment performance for both the Advisor's composite and the MSCI EAFE benchmark include the reinvestment of dividends and income, net of (after) any applicable foreign withholding taxes, plus the time-weighted effect of contributions and withdrawal of capital, with dividends accounted for on a cash basis. Also, Advisor's performance shown above is calculated net of trading costs and management fees, but before any custodian costs. The Advisor's results represent the percentage change in the total market value expressed in U.S. dollars of all its fully discretionary International Equity accounts, under management for at least one month. Accounts which the Advisor manages pursuant to a bundled wrap fee agreement are excluded. Unbundled wrap fee accounts are included in the composite returns above. These accounts may have paid a single fee for brokerage, search, monitoring, management and other services. For these accounts, the whole fee was deducted to arrive at the net performance figure, even though only a portion of such fee was for brokerage and management. A small number of non-fee paying accounts was included, but had no material effect on performance results. The Advisor's composite performance figures meet Level II Verification Standards established by the Association for Investment Management and Research. Past investment performance should not be taken as representative of future performance.

**The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commission or other expenses of investing.

                              GENERAL INFORMATION

     The Trust was organized as a Delaware business trust on July 6, 1994. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.01 per share. The Fund is one of three separate series of the Trust. Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Fund's assets in the securities of another investment company, upon notice to and approval of shareholders.

     The Trust does not hold annual shareholder meetings of the Fund. There normally will be no meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when so requested in writing by the shareholders of record owning at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights. Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund.
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     Custodian and Transfer  Agent.  [Insert name of Custodian] is the custodian of the Fund's assets and employs foreign sub-custodians, approved by the Board of Trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. [Insert name of Transfer Agent] is the Fund's transfer and dividend disbursing agent.
18